                                                                    Exhibit 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated November 18, 1999 relating to the financial statements, which appear in GetThere.com, Inc.'s Form S-1/A as filed on November 22, 1999 (Registration No. 333-87161).


/s/ PricewaterhouseCoopers LLP
------------------------------
PricewaterhouseCoopers LLP

San Jose, California
November 29, 1999